U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 15, 2008

ECCO ENERGY CORP.
__________________________________________________
(Exact Name of Small Business Issuer as Specified in its Charter)

NEVADA
________________________________________
(State or other Jurisdiction as Specified in Charter)

000-51656	87-0469497
(Commission file number)	(I.R.S. Employer Identification No.)

3315 Marquart St.
Suite 206
Houston, Texas 77027
_______________________________
(Address of Principal Executive Offices)

713.771.5500
____________________
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
        CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
       CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

During December 2007, ECCO Energy Corp., a Nevada corporation (the “Company”) purchased the remaining 11% working interest in the E.C. Wilson and Wilson State Tract Leases located in Nueces County, Texas form Samurai Corp., an affiliated company. The company issued a promissory note for $100,000 to Samurai Corp, payable in full on December 1, 2008 with accrued interest of 10%.   The company had 89% of the  working interest prior to this acquisition.This purchase provides the company with 100% ownership of the working interest of the properties mentioned above.  The principal owner of Samurai Corporation is Sam Skipper, the CEO of ECCO Energy.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

    Attached Exhibit 99.3

(b) Pro forma Financial Information.

    Attached Statement of Revenues and Direct Operating Expenses of Assets Acquired

(c) Shell Company Transaction.

    Not applicable.

SIGNATURES

    In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ECCO Energy Corp.

Date: February 15, 2008	By:/s/ Samuel Skipper
Samuel Skipper
President/CEO

EXHIBIT 99.3

ECCO ENERGY CORP.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

ECCO ENERGY CORP.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2007

				PRO FORMA
		PRO FORMA		AS
	HISTORICAL	ADJUSTMENTS		ADJUSTED

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$11,980	$0		$11,980
Prepaid & other current assets	2,100	0		2,100

Total current assets	14,080	0		14,080

Natural gas and oil properties, full cost method	1,036,296	56,785	d	1,093,081
Property, plant and equipment, net	8,039	0		8,039
Less accumulated depletion and depreciation	(227,636)			(227,636)
Total property and equipment	816,699	56,785		873,484
Other Assets - Deposits	2,340			2,340
Total assets	$833,119	$56,785		$889,904

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expense	$8,222	$0		$8,222
Accounts payable -related party	12,194	100,000	d	112,194
Current maturity of long-term debt	226,709	0		226,709

Total current liabilities	247,125	100,000		347,125

Asset retirement obligations	55,525	6,785	d	62,310

Shareholders’ equity	530,469	(50,000)	d	480,469

Total liabilities and shareholders' equity	$833,119	$56,785		$889,904

The accompanying notes are an integral part of these statements.

1

ECCO ENERGY CORP.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006

		PRO FORMA		PRO FORMA
	HISTORICAL	ADJUSTMENTS		ASADJUSTED

Natural gas and oil revenue	$485,685	$74,286	a	$559,971

OPERATING EXPENSES:
Lease operating expenses	68,938	15,501	a	84,439
Depreciation, depletion and amortization	96,154	3,621	b	99,775
General and administrative expenses	517,204	0		517,204

Total Operating Expenses	682,296	19,122		701,418

OPERATING LOSS	(196,611)	55,164		(141,447)

INTEREST EXPENSE	(38,312)	(10,000)	c	(48,312)

NET LOSS	$(234,923)	$45,164		$(189,759)

BASIC AND DILUTED NET LOSS PER SHARE	$(0.03)			$(0.02)
WEIGHTED AVERAGE SHARES OUTSTANDING	9,013,175	0		9,013,175

2

ECCO ENERGY CORP.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September, 30, 2007

		PRO FORMA		PRO FORMA
	HISTORICAL	ADJUSTMENTS		AS ADJUSTED

Natural gas and oil revenue	$332,591	$54,759	a	$387,350

OPERATING EXPENSES:
Lease operating expenses	62,900	14,119	a	77,019
Depreciation, depletion and amortization	65,886	2,941	b	68,827
General and administrative expenses	258,359	0		258,359

Total Operating Expenses	387,145	17,060		404,205

OPERATING INCOME (LOSS)	(54,554)	37,699		(16,855)

INTEREST EXPENSE	(22,771)	(7,500)	c	(30,271)
Loss from Discontinued operations	(34,330)	0		(34,330)

NET LOSS	$(111,655)	$30,199		$(81,456)

BASIC AND DILUTED NET LOSS PER SHARE	$(0.01)			$(0.01)
WEIGHTED AVERAGE SHARES OUTSTANDING	9,103,327	0		9,103,327

The accompanying notes are an integral part of these statements.
3

ECCO ENERGY CORP.

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

Note 1. General

The accompanying unaudited pro forma consolidated financial statements give effect to the acquisition of a 11% working interest in the E.C. Wilson and Wilson State Tract Leases located in Nueces County, Texas (the” Samurai Corp. Assets”), as defined in the purchase and sale agreement dated December 1, 2007, between Samurai Corp. and ECCO Energy Corp. (the” Company”). The unaudited pro forma consolidated statement of operations is based on the historical financial statements of the Company and the historical statement of revenues and direct operating expenses of the Samurai Corp. Assets. The unaudited pro forma combined balance sheet as of September 30, 2007 is based on the historical balance sheet of the Company and gives effect to the acquisition of the Samurai Corp. Assets as of such date.

(a)	Reflects the historical revenues and direct operating expenses of the Samurai Corp. Assets
(b)	Reflects incremental depletion expense and accretion expense related to the acquisition of the Samurai Corp. Assets.
(c)	Reflects incremental interest expense incurred on the note payable to finance the purchase of the Samurai Corp. Assets.
(d)
The Company previously purchased 89% of the Wilson tract working interest.  The Company issued a promissory note for $100,000 to Samurai Corp, payable in full on December 1, 2008 with annual interest of 10%. The principal owner of Samurai Corporation is Sam Skipper, the CEO of ECCO Energy. The transaction is accounted for at historical book value as the transaction is between entities under common control.

4

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES -

ASSETS ACQUIRED FROM SAMURAI CORP. (UNAUDITED)

	Nine Months Ended September 30	Nine Months Ended September 30
	2007	2006

Revenues	$54,759	$63,404

Direct Operating Expenses	14,119	12,763

Excess of Revenues Over
Direct Operating Expenses	$40,640	$50,641

The accompanying notes are an integral part of these statements.

ASSETS ACQUIRED FROM SAMURAI CORP.

NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

FOR THE NINE MONTHS ENDED SEPTEMBER 30,  2007 AND 2006

Note 1. Basis of Presentation

The accompanying unaudited historical statements of revenues and direct operating expenses present the revenues and direct operating expenses for the nine months ended September 30, 2007 and 2006 of the assets representing 11% of the working interest in the E.C. Wilson and Wilson State Tract Leases located in Nueces County, Texas  (the “Samurai Corp. Assets.”) acquired as described in the purchase and sale agreement dated December 1, 2007, between Samurai Corp. and ECCO Energy Corp. (the “Company”). The Samurai Corp. Assets were purchased by the Company on December 31, 2007, with a promissory note in the principal amount of $100,000 payable in one lump sum payment on or before December 1, 2008 with interest at the rate of 10% per annum. Prior to the transaction, the Company owned 89% of working interest of the same property.  Samurai Corp. is an affiliate of the Company.

Revenues in the accompanying statements of revenues and direct operating expenses are recognized on the sales method. Under this method of accounting, revenues are recognized based on volumes sold, which may differ from the volume to which the Company is entitled based on the its working interest. An imbalance is recognized as a liability only when the estimated remaining reserves will not be sufficient to enable the under-produced owner(s) to recoup its entitled share through future production.  Direct operating expenses are recognized on the accrual basis and consist of monthly operator overhead costs and other direct costs of operating the Samurai Corp. Assets. Included direct operating expenses are costs associated with field operating expenses, marketing, monthly operator overhead, production taxes and ad valorem taxes.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Omitted Historical Financial Information

Historical financial statements reflecting financial position, results of operations and cash flows required by accounting principles generally accepted in the United States of America are not presented as such information is not readily available on an individual property basis and not meaningful to the acquired properties. Historically, no allocation of general and administrative, litigation, interest, federal income tax expense, depreciation, depletion and amortization, interest and other indirect costs was made to the Samurai Corp. Assets. Accordingly, the accompanying statements are presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission Regulation S-X.

Note 3. Commitments and Contingencies

Pursuant to the terms of the related purchase and sale agreement, any claims, litigation or disputes pending as of the closing date  or any matters arising in connection with ownership of the Samurai Corp. Assets prior to the closing date are assumed by the purchaser. The Company is not aware of any legal, environmental or other commitments or contingencies that would have a material effect on the statement of revenues and direct operating expenses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of ECCO Energy Corp.
Houston, Texas

We have audited the accompanying statement of revenues and direct operating expenses - assets acquired by ECCO Energy Corp. (the “Company”) from Samurai Corp. (the “Acquisition Properties”), as defined in the purchase and sale agreement dated December 1, 2007, for the year ended December 31, 2006. This statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. The Acquisition Properties are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission in lieu of the full financial statements required by rule 3-05 of regulation S-X as described in Note 1 to the statement and is not intended to be a complete financial statement presentation of the properties described above.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Acquisition Properties for the year ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

 /s/ Malone & Bailey, PC
www.malone−bailey.com
 Houston, Texas

February 14, 2008

STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES –

ASSETS ACQUIRED FROM SAMURAI CORP.

Year Ended December 31,
2006

Revenues	$74,286

Direct Operating Expenses	15,501

Excess of Revenues Over
Direct Operating Expenses	$58,785

The accompanying notes are an integral part of these statements.

ASSETS ACQUIRED FROM SAMURAI CORP.
NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2006

Note 1. Basis of Presentation

The accompanying historical statement of revenues and direct operating expenses presents the revenues and direct operating expenses for the year ended December 31, 2006 of the assets representing 11% of the working interest in the E.C. Wilson and Wilson State Tract Leases located in Nueces County, Texas  (the “Samurai Corp. Assets”) acquired as described in the purchase and sale agreement dated December 1, 2007, between Samurai Corp. and ECCO Energy Corp. (the “Company”),. The Samurai Corp. Assets were purchased by the Company on December 31, 2007 with a promissory note in the principal amount of $100,000 payable in one lump sum payment on or before December 1, 2008 with interest at the rate of 10% per annum. Prior to the transaction, the Company owned 89% of working interest of the same property.  Samurai Corp. is an affiliate company of the Company.

Revenues in the accompanying statement of revenues and direct operating expenses are recognized on the sales method. Under this method of accounting, revenues are recognized based on volumes sold, which may differ from the volume to which the Company is entitled based on the its working interest. An imbalance is recognized as a liability only when the estimated remaining reserves will not be sufficient to enable the under-produced owner(s) to recoup its entitled share through future production.  Direct operating expenses are recognized on the accrual basis and consist of monthly operator overhead costs and other direct costs of operating the Samurai Corp. Assets.  Included in direct operating expenses are costs associated with field operating expenses, marketing, monthly operator overhead, production taxes and ad valorem taxes.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Omitted Historical Financial Information

Historical financial statements reflecting financial position, results of operations and cash flows required by accounting principles generally accepted in the United States of America are not presented as such information is not readily available on an individual property basis and not meaningful to the acquired properties. Historically, no allocation of general and administrative, litigation, interest, federal income tax expense, depreciation, depletion and amortization, interest and other indirect costs was made to the Samurai Corp. Assets. Accordingly, the accompanying statements are presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission Regulation S-X.

Note 3. Commitments and Contingencies

Pursuant to the terms of the related purchase and sale agreement, any claims, litigation or disputes pending as of the closing date (December 31, 2007) or any matters arising in connection with ownership of the Samurai Corp. Assets prior to the closing date are assumed by the purchaser. The Company is not aware of any legal, environmental or other commitments or contingencies that would have a material effect on the statement of revenues and direct operating expenses.

Note 4. Supplemental Financial Information for Natural Gas Producing Activities (Unaudited)

The following reserve estimates present the Company’s estimate of the proven natural gas reserves and net cash flow of the Samurai Corp. Assets in accordance with guidelines established by the Securities and Exchange Commission. The Company emphasizes that reserve estimates are inherently imprecise and that estimates of new discoveries are more imprecise than those of producing oil and natural gas properties. Accordingly, the estimates are expected to change as future information becomes available. The prices used in the calculations below were regional cash price quotes on the last day of the year except for volumes subject to fixed price contracts. All of the oil and gas reserves purchased from Samurai Corp. are located in the United States.

(a)	Reserve Quantity Information

Below are the net quantities of proved developed and undeveloped reserves of the Samurai Corp. Assets.

	Gas	Oil
	(MMcf)	(Bbls)
Total Proved Reserves:
Balance, December 31, 2005	116	400
Production	(10)	(100)
Revision of quantity estimates	4	200
Balance, December 31, 2006	110	500

(b)	Standardized Measure of Discounted Future Net Cash Flows Relating to Oil and Natural Gas Reserves

The standardized measure of discounted future net cash flows relating to proved reserves (“Standardized Measure”) is a disclosure requirement under SFAS No. 69, “Disclosures about Oil and Gas Producing Activities.”

The standardized measure of discounted future net cash flows does not purport to be, nor should it be interpreted to present, the fair value of the reserves of the property. An estimate of fair value would also take into account, among other things, the recovery of reserves not presently classified as proved, the value of unproved properties, and consideration of expected future economic and operating conditions.

The estimates of future cash flows and future production and development costs are based on period-end sales prices for oil and natural gas, estimated future production of proved reserves and estimated future production and development costs of proved reserves, based on current costs and economic conditions. The estimated future net cash flows are then discounted at a rate of 10%.

The standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves is as follows (in thousands):

Standardized Measure of Discounted Future Net Cash Flow
2006
Future cash in flows at December 31, 2006	$ 782,297
Future costs-
Operating	(137,426)
Development and abandonment	(96,030)
Future net cash flows before income taxes	548,841
Future income taxes	(192,095)
Future net cash flows after income taxes	356,746
Discount at 10% annual rate	(120,273)
Standardized measure of discounted future net cash flows	$ 236,473

The following reconciles the change in the standardized measure of discounted future net cash flow for the year ended December31, 2006

2006
Beginning of the year	$ 476,587
Acquisition of oil and gas properties	-
Sales, net of production costs	(77,430)
Net change in prices and production costs	(207,452)
Change in future development costs	1,986
Revision of quantity estimates	42,782
End of year	$ 216,028

Estimates of economically recoverable  reserves and of future net revenues are based upon a number of variable factors and assumptions, all of which are, to some degree, subjective and may vary considerably from actual results. Therefore, actual production, revenues, development and operating expenditures may not occur as estimated. The reserve data are estimates only, are subject to many uncertainties and are based on data gained from production histories and on assumptions as to geologic formations and other matters. Actual quantities of reserves may differ materially from the amounts estimated.